Exhibit 13.1

Certification of Principal Executive Officer pursuant to 17 CFR 240.13a-14(b) and 18 U.S.C.ss.1350, as adopted pursuant toss.906 of the Sarbanes-Oxley Act

In connection with the annual report on Form 20-F for the fiscal year ended December 31, 2008 of ECtel Ltd. (the “Company”) as filed with the U.S. Securities and Exchange Commission (the “Commission”) on the date hereof (the “Report”) and pursuant to 17 CFR 240.13a-14(b) and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Itzik Weinstein, President and Chief Executive Officer of the Company, certify that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2009

/s/ Itzik Weinstein —————————————— Itzik Weinstein President and Chief Executive Officer (Principal Executive Officer)